Exhibit 10.3

FOURTH AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS FOURTH AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 16th day of August, 2016 (the “Amendment Effective Date”) among FC‑Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615‑4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A. Landlord and Tenant have previously entered into a Nineteenth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of December 1, 2015.
B. Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.Deletion of Facilities.  Concurrently herewith, Landlord’s Affiliates are, with the consent of Tenant, selling and removing from the Lease, the Milford Facility and the Dover Facility.  All references in the Lease to such Facilities are hereby deleted and have no further force and effect.

3.Rent Schedule.  Schedule 1 of the Lease is hereby amended and restated to read in its entirety as set forth on Schedule 1 hereto.

4.Legal Descriptions.  Exhibits  A‑7 and A‑133 of the Lease are hereby deleted in their entirety.

5.Permitted Exceptions.  Exhibits B‑7 and B‑133 of the Lease are hereby deleted in their entirety.

6.Facility Information.  Exhibit C of the Lease is hereby amended and restated to read in its entirety as set forth on Exhibit C hereto.

7.Bed Cap.  Notwithstanding any other provision hereof to the contrary, the number of licensed beds associated with the Facilities deleted from the Lease pursuant to this

Amendment will not be treated as lost beds in determining Tenant’s compliance with the Bed Cap or the Bed Licensing Requirements.

8.Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

9.Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

10.Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

11.Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

12.Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signature: /s/ Stephanie Kneisley Print Name: Stephanie Kneisley Signature: /s/ Dawn Burkett Print Name: Dawn Burkett	FC-GEN REAL ESTATE, LLC By: /s/ Matthew McQueen Matthew McQueen, Authorized Signatory

Signature: /s/ Stephanie Kneisley Print Name: Stephanie Kneisley Signature: /s/ Dawn Burkett Print Name: Dawn Burkett

WELLTOWER INC.

By: /s/ Matthew McQueen

Matthew McQueen, Authorized Signatory

(Signing only for the purpose of accepting §1.5 appointment of agency and agreeing to Secured Party obligations under the Lease.)

Signature: /s/ Chris Donato Print Name: Chris Donato Signature: /s/ Nicole Garrett Print Name: Nicole Garrett	GENESIS OPERATIONS LLC By: /s/ Michael S. Sherman Michael S. Sherman, Secretary Tax I.D. No.:26-0787826

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Signature: /s/ Chris Donato Print Name: Chris Donato Signature: /s/ Nicole Garrett Print Name: Nicole Garrett	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael S. Sherman Michael S. Sherman Title: Secretary Tax I.D. No.: 27-3237005

Signature: /s/ Chris Donato Print Name: Chris Donato Signature: /s/ Nicole Garrett Print Name: Nicole Garrett	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael S. Sherman Michael S. Sherman, Secretary

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CONSENT OF GUARANTOR

In connection with the Nineteenth Amended and Restated Unconditional and Continuing Lease Guaranty (as amended, “Guaranty”) made by the undersigned Guarantors in favor of Landlord, as security for the Nineteenth Amended and Restated Master Lease Agreement between Landlord and Tenant, each of the undersigned hereby [i] consents to the foregoing Fourth Amendment to Nineteenth Amended and Restated Master Lease Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Nineteenth Amended and Restated Master Lease Agreement.

IN WITNESS WHEREOF, Guarantor executes and delivers this Consent of Guarantor effective as of the Amendment Effective Date.

PARENT:	GENESIS HEALTHCARE, INC. By: /s/ Michael S. Sherman Michael S. Sherman Title: Secretary Tax I.D. No.: 20‑3934755

COMPANY:	FC-GEN OPERATIONS INVESTMENT, LLC By: /s/ Michael S. Sherman Michael S. Sherman Title: Secretary Tax ID No.: 27-3237005

SUBTENANTS:	EACH SUBTENANT LISTED ON EXHIBIT C HERETO By: /s/ Michael S. Sherman Michael S. Sherman, Secretary